Exhibit 99.2

Platinum Underwriters Holdings, Ltd.

Financial Supplement
December 31, 2013

(UNAUDITED)

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum
Underwriters Holdings, Ltd., including the Company's Annual Report on Form 10-K.

Waterloo House
100 Pitts Bay Road
Pembroke, HM 08
Bermuda

Kenneth A. Kurtzman – Investor Relations
Tel:  (203) 252-5833
Email: kkurtzman@platinumre.com
Website: www.platinumre.com

Platinum Underwriters Holdings, Ltd.

Basis of Presentation and Non-GAAP Financial Measures:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2012.  Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP).  Such measures, including operating income or loss (page 11), book value per common share and fully converted book value per common share (page 13) and underwriting income or loss and related underwriting ratios (pages 14-18), are referred to as non-GAAP measures.  These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, the occurrence of severe natural or man-made catastrophic events; the effectiveness of our loss limitation methods and pricing models; the adequacy of our ceding companies’ ability to assess the risks they underwrite; the adequacy of our liability for unpaid losses and loss adjustment expenses; the effects of emerging claim and coverage issues on our business; our ability to maintain our A.M. Best and S&P ratings; our ability to raise capital on acceptable terms if necessary; our exposure to credit loss from counterparties in the normal course of business; our ability to provide reinsurance from Bermuda to insurers domiciled in the United States; the effect on our business of the cyclicality of the property and casualty reinsurance business; the effect on our business of the highly competitive nature of the property and casualty reinsurance industry, including the effect of new entrants to the industry; losses that we could face from terrorism, political unrest and war; our dependence on the business provided to us by reinsurance brokers and our exposure to credit risk associated with our brokers during the premium and loss settlement process; the availability of retrocessional reinsurance on acceptable terms; foreign currency exchange rate fluctuation; our ability to maintain and enhance effective operating procedures and internal controls over financial reporting; our need to make many estimates and judgments in the preparation of our financial statements; the limitations placed on our financial and operational flexibility by the representations, warranties and covenants in our debt and credit facilities; our ability to retain key executives and attract and retain additional qualified personnel in the future; the performance of our investment portfolio; the effects of changes in market interest rates on our investment portfolio; the concentration of our investment portfolio in any particular industry, asset class or geographic region; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd. and its non-U.S. subsidiaries; the risk that U.S. persons who hold our shares will be subject to adverse U.S. federal income tax consequences under certain circumstances; the risk that U.S. persons who dispose of our shares may be subject to U.S. federal income taxation at the rates applicable to dividends on all or a portion of their gains, if any; the risk that holders of 10% or more of our shares may be subject to U.S. income taxation under the “controlled foreign corporation” rules; the effect of changes in U.S. federal income tax law on an investment in our shares; the possibility that we may become subject to taxes in Bermuda; the effect on our business of potential changes in the regulatory system under which we operate; the impact of regulatory regimes and changes to accounting rules on our financial results, irrespective of business operations; the uncertain impact on our business of the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010; the dependence of the cash flows of Platinum Underwriters Holdings, Ltd., a holding company, on dividends, interest and other permissible payments from its subsidiaries to meet its obligations; the risk that our shareholders may have greater difficulty in protecting their interests than would shareholders of a U.S. corporation; and limitations on the ownership, transfer and voting rights of our common shares.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.

Platinum Underwriters Holdings, Ltd.
Financial Highlights
($ and amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Highlights
Net premiums written	$148,088	$133,901	$567,121	$565,000
Net premiums earned	148,267	144,621	553,413	566,496
Underwriting income (1)	54,197	107,817	206,714	212,217
Net investment income	17,936	22,031	72,046	99,947
Net operating income (2)	49,700	104,633	204,416	246,851
Net realized gains (losses) on investments	(778)	18,455	23,920	88,754
Net impairment losses on investments	(31)	(149)	(2,033)	(3,031)
Net income	$48,623	$121,545	$223,278	$327,228

Total assets	$3,923,885	$4,333,303	$3,923,885	$4,333,303
Investments and cash and cash equivalents	3,492,362	3,947,694	3,492,362	3,947,694
Total shareholders' equity	1,746,707	1,894,534	1,746,707	1,894,534
Unpaid losses and loss adjustment expenses	$1,671,365	$1,961,282	$1,671,365	$1,961,282

Per share data
Common shares outstanding - end of period	28,143	32,722	28,143	32,722
Weighted average common shares outstanding - basic	28,097	32,674	29,909	33,714
Adjusted weighted average common shares outstanding - diluted	28,492	33,048	30,334	33,981
Basic earnings per common share	$1.73	$3.71	$7.46	$9.67
Diluted earnings per common share	1.71	3.67	7.35	9.60
Operating income per common share - diluted (2)	1.75	3.16	6.74	7.26
Dividends per common share	0.08	0.08	0.32	0.32
Book value per common share (3)	62.07	57.90	62.07	57.90
Fully converted book value per common share (3)	$60.64	$56.39	$60.64	$56.39

(1)	See reconciliation of underwriting income on pages 14-18.
(2)	See computation of net operating income and net operating income per diluted common share on page 11.
(3)	See computation of book value per common share and fully converted book value per common share on page 13.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets – by Quarter
($ in thousands, except per share data)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Assets
Investments:
Fixed maturity securities	$1,961,265	$1,937,984	$1,920,710	$1,992,457	$2,054,498
Short-term investments	66,679	73,635	77,636	104,443	172,801
Cash and cash equivalents	1,464,418	1,565,405	1,609,461	1,786,246	1,720,395
Accrued investment income	20,026	20,451	19,805	22,995	21,299
Reinsurance premiums receivable	138,454	133,769	133,360	124,590	128,517
Reinsurance balances (prepaid and recoverable)	2,089	8,645	5,464	4,701	6,560
Funds held by ceding companies	119,241	118,983	119,445	115,915	114,090
Deferred acquisition costs	31,103	32,378	30,173	28,789	28,112
Reinsurance deposit assets	79,303	78,179	76,948	52,088	50,693
Other assets	41,307	39,830	54,900	37,084	36,338
Total assets	$3,923,885	$4,009,259	$4,047,902	$4,269,308	$4,333,303

Liabilities
Unpaid losses and loss adjustment expenses	$1,671,365	$1,758,056	$1,793,087	$1,862,278	$1,961,282
Unearned premiums	126,300	130,488	123,590	119,537	113,960
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	78,791	75,018	72,994	67,667	64,849
Other liabilities	50,722	96,767	61,685	57,160	48,678
Total liabilities	$2,177,178	$2,310,329	$2,301,356	$2,356,642	$2,438,769

Shareholders' Equity
Common shares	$281	$279	$293	$318	$327
Additional paid-in capital	10,711	-	3,817	150,693	209,897
Accumulated other comprehensive income	48,084	57,390	64,367	131,103	137,690
Retained earnings	1,687,631	1,641,261	1,678,069	1,630,552	1,546,620
Total shareholders' equity	$1,746,707	$1,698,930	$1,746,546	$1,912,666	$1,894,534

Total liabilities and shareholders' equity	$3,923,885	$4,009,259	$4,047,902	$4,269,308	$4,333,303

Book value per common share (1)	$62.07	$60.87	$59.67	$60.23	$57.90
Fully converted book value per common share (1)	$60.64	$59.26	$58.28	$58.76	$56.39

(1)
Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G. See computation of book value per common share and fully converted book value per common share on page 13.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income
($ and amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Revenue
Net premiums earned	$148,267	$144,621	$553,413	$566,496
Net investment income	17,936	22,031	72,046	99,947
Net realized gains (losses) on investments	(778)	18,455	23,920	88,754
Net impairment losses on investments	(31)	(149)	(2,033)	(3,031)
Other income (expense)	974	527	3,477	(239)
Total revenue	166,368	185,485	650,823	751,927

Expenses
Net losses and loss adjustment expenses	46,639	(7,770)	167,446	183,660
Net acquisition expenses	32,560	28,412	123,767	115,437
Operating expenses	23,019	23,808	82,714	80,453
Net foreign currency exchange losses (gains)	358	292	(234)	1,055
Interest expense	4,784	4,777	19,125	19,098
Total expenses	107,360	49,519	392,818	399,703
Income before income taxes	59,008	135,966	258,005	352,224
Income tax expense	10,385	14,421	34,727	24,996
Net income	$48,623	$121,545	$223,278	$327,228

Earnings Per Common Share
Weighted average common shares outstanding	28,097	32,674	29,909	33,714
Basic earnings per common share	$1.73	$3.71	$7.46	$9.67

Adjusted weighted average common shares outstanding	28,492	33,048	30,334	33,981
Diluted earnings per common share	$1.71	$3.67	$7.35	$9.60

Comprehensive income
Net income	$48,623	$121,545	$223,278	$327,228
Other comprehensive income (loss), net of deferred taxes	(9,306)	(12,697)	(89,606)	(8,945)
Comprehensive income	$39,317	$108,848	$133,672	$318,283

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Revenue
Net premiums earned	$148,267	$135,360	$142,933	$126,853	$144,621
Net investment income	17,936	17,758	17,808	18,544	22,031
Net realized gains (losses) on investments	(778)	(306)	11,686	13,318	18,455
Net impairment losses on investments	(31)	(65)	(1,516)	(421)	(149)
Other income (expense)	974	1,426	(315)	1,392	527
Total revenue	166,368	154,173	170,596	159,686	185,485

Expenses
Net losses and loss adjustment expenses	46,639	44,142	62,667	13,998	(7,770)
Net acquisition expenses	32,560	30,675	30,313	30,219	28,412
Operating expenses	23,019	20,672	19,718	19,305	23,808
Net foreign currency exchange losses (gains)	358	487	(859)	(220)	292
Interest expense	4,784	4,782	4,780	4,779	4,777
Total expenses	107,360	100,758	116,619	68,081	49,519
Income before income taxes	59,008	53,415	53,977	91,605	135,966
Income tax expense	10,385	15,130	4,123	5,089	14,421
Net income	$48,623	$38,285	$49,854	$86,516	$121,545

Earnings Per Common Share
Weighted average common shares outstanding	28,097	28,655	30,571	32,373	32,674
Basic earnings per common share	$1.73	$1.34	$1.63	$2.67	$3.71

Adjusted weighted average common shares outstanding	28,492	29,065	30,970	32,838	33,048
Diluted earnings per common share	$1.71	$1.32	$1.61	$2.63	$3.67

Comprehensive income (loss)
Net income	$48,623	$38,285	$49,854	$86,516	$121,545
Other comprehensive income (loss), net of deferred taxes	(9,306)	(6,977)	(66,736)	(6,587)	(12,697)
Comprehensive income (loss)	$39,317	$31,308	$(16,882)	$79,929	$108,848

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Earnings
Basic and Diluted
Net income attributable to common shareholders	$48,623	$121,545	$223,278	$327,228
Portion allocated to participating common shareholders (1)	-	(265)	(293)	(1,076)
Net income allocated to common shareholders	$48,623	$121,280	$222,985	$326,152

Common Shares
Basic
Weighted average common shares outstanding	28,097	32,674	29,909	33,714
Diluted
Weighted average common shares outstanding	28,097	32,674	29,909	33,714
Effect of dilutive securities:
Common share options	71	204	150	171
Restricted share units	324	170	275	96
Adjusted weighted average common shares outstanding	28,492	33,048	30,334	33,981

Earnings Per Common Share
Basic earnings per common share	$1.73	$3.71	$7.46	$9.67
Diluted earnings per common share	$1.71	$3.67	$7.35	$9.60

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities. All outstanding restricted shares vested in July 2013.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Earnings
Basic and Diluted
Net income attributable to common shareholders	$48,623	$38,285	$49,854	$86,516	$121,545
Portion allocated to participating common shareholders (1)	-	(26)	(113)	(189)	(265)
Net income allocated to common shareholders	$48,623	$38,259	$49,741	$86,327	$121,280

Common Shares
Basic
Weighted average common shares outstanding	28,097	28,655	30,571	32,373	32,674
Diluted
Weighted average common shares outstanding	28,097	28,655	30,571	32,373	32,674
Effect of dilutive securities:
Common share options	71	131	155	219	204
Restricted share units	324	279	244	246	170
Adjusted weighted average common shares outstanding	28,492	29,065	30,970	32,838	33,048

Earnings Per Common Share
Basic earnings per common share	$1.73	$1.34	$1.63	$2.67	$3.71
Diluted earnings per common share	$1.71	$1.32	$1.61	$2.63	$3.67

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities. All outstanding restricted shares vested in July 2013.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows
($ in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Net cash provided by (used in) operating activities	$(42,464)	$(146,368)	$(56,562)	$(165,337)

Net cash provided by (used in) investing activities	(62,878)	216,909	98,536	1,219,400

Net cash provided by (used in) financing activities	6,209	(6,696)	(288,352)	(121,912)

Effect of foreign currency exchange rate changes	(1,854)	(6,129)	(9,599)	(4,266)

Net increase (decrease) in cash and cash equivalents	$(100,987)	$57,716	$(255,977)	$927,885

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows – by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Net cash provided by (used in) operating activities	$(42,464)	$35,015	$(36,555)	$(12,558)	$(146,368)

Net cash provided by (used in) investing activities	(62,878)	(4,036)	18,716	146,734	216,909

Net cash provided by (used in) financing activities	6,209	(79,551)	(151,496)	(63,514)	(6,696)

Effect of foreign currency exchange rate changes	(1,854)	4,516	(7,450)	(4,811)	(6,129)

Net increase (decrease) in cash and cash equivalents	$(100,987)	$(44,056)	$(176,785)	$65,851	$57,716

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income and Net Operating Income Per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Net income attributable to common shareholders	$48,623	$121,545	$223,278	$327,228
Portion allocated to participating common shareholders (1)	-	(265)	(293)	(1,076)
Net income allocated to common shareholders	$48,623	$121,280	$222,985	$326,152

Adjustments for:
Net realized (gains) losses on investments, net of tax	$778	$(17,023)	$(20,245)	$(83,102)
Net impairment losses on investments, net of tax	31	112	2,000	2,729
Net foreign currency exchange losses (gains), net of tax	268	264	(324)	1,072
Net operating income (2)	$49,700	$104,633	$204,416	$246,851

Per diluted common share:
Net income	$1.71	$3.67	$7.35	$9.60
Adjustments for:
Net realized (gains) losses on investments	0.03	(0.52)	(0.67)	(2.45)
Net impairment losses on investments	-	-	0.07	0.08
Net foreign currency exchange losses (gains)	0.01	0.01	(0.01)	0.03
Net operating income per diluted common share (3)	$1.75	$3.16	$6.74	$7.26

Adjusted weighted average common shares outstanding - diluted	28,492	33,048	30,334	33,981

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities. All outstanding restricted shares vested in July 2013.

(2)
Net operating income is a non-GAAP measure as defined by Regulation G and represents net income after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign currency exchange gains and losses.

(3)	Net operating income per diluted common share is also a non-GAAP measure and is calculated by dividing net operating income by diluted weighted average shares outstanding for the period.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Key Ratios
Combined ratio (%)	63.5%	65.5%	74.4%	45.4%	25.4%
Investable assets to shareholders' equity ratio	2.0:1	2.1:1	2.1:1	2.0:1	2.1:1
Debt to total capital (%)	12.5%	12.8%	12.5%	11.6%	11.7%
Net premiums written (annualized) to shareholders' equity	0.34	0.32	0.34	0.28	0.28

Share Data
Book value per common share (1)	$62.07	$60.87	$59.67	$60.23	$57.90
Common shares outstanding (000's)	28,143	27,910	29,268	31,757	32,722

Market Price Per Common Share
High	$63.60	$61.06	$59.50	$56.34	$47.40
Low	57.84	56.63	54.06	46.24	40.89
Close	$61.28	$59.73	$57.22	$55.81	$46.00

Industry Ratings
Financial Strength Ratings:
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A-	A-	A-	A-	A-
Counterparty Credit Ratings (senior unsecured):
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	124	123	124	125	125

(1)	See computation of book value per common share on page 13.

Platinum Underwriters Holdings, Ltd.
Book Value and Fully Converted Book Value Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Market price per share at period end	$61.28	$59.73	$57.22	$55.81	$46.00

Shareholders' equity	$1,746,707	$1,698,930	$1,746,546	$1,912,666	$1,894,534
Add: Proceeds from exercise of share options	4,994	13,225	13,539	20,303	27,688
Shareholders' equity - diluted	$1,751,701	$1,712,155	$1,760,085	$1,932,969	$1,922,222

Basic common shares outstanding	28,143	27,910	29,268	31,757	32,722
Add: Common share options (1)	148	388	397	604	833
Add: Restricted share units	598	596	535	536	536
Diluted common shares outstanding	28,889	28,894	30,200	32,897	34,091

Book value per common share (2)
Book value per common share	$62.07	$60.87	$59.67	$60.23	$57.90
Fully converted book value per common share	$60.64	$59.26	$58.28	$58.76	$56.39

(1)	Options with a price below the market price per share at period end.
(2)	Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G.

Platinum Underwriters Holdings, Ltd.
Operating Segment Reporting – Three Month Summary
($ in thousands)

	Three Months Ended December 31, 2013				Three Months Ended December 31, 2012
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$53,561	$75,121	$19,406	$148,088	$61,458	$67,676	$4,767	$133,901
Net premiums earned	56,199	78,921	13,147	148,267	67,538	72,284	4,799	144,621
Net losses and loss adjustment expenses	(1,005)	40,645	6,999	46,639	47,200	(57,482)	2,512	(7,770)
Net acquisition expenses	10,718	18,264	3,578	32,560	9,308	16,415	2,689	28,412
Other underwriting expenses	8,405	6,029	437	14,871	9,190	6,614	358	16,162
Segment underwriting income (loss)*	$38,081	$13,983	$2,133	54,197	$1,840	$106,737	$(760)	107,817

Net investment income				17,936				22,031
Net realized gains (losses) on investments				(778)				18,455
Net impairment losses on investments				(31)				(149)
Other income (expense)				974				527
Corporate expenses not allocated to segments				(8,148)				(7,646)
Net foreign currency exchange (losses) gains				(358)				(292)
Interest expense				(4,784)				(4,777)
Income before income taxes				$59,008				$135,966

Underwriting ratios:*
Net loss and loss adjustment expense	(1.8%)	51.5%	53.2%	31.5%	69.9%	(79.5%)	52.3%	(5.4%)
Net acquisition expense	19.1%	23.1%	27.2%	22.0%	13.8%	22.7%	56.0%	19.6%
Other underwriting expense	15.0%	7.6%	3.3%	10.0%	13.6%	9.2%	7.5%	11.2%
Combined	32.3%	82.2%	83.7%	63.5%	97.3%	(47.6%)	115.8%	25.4%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	(1.8%)	51.5%	53.2%	31.5%	69.9%	(79.5%)	52.3%	(5.4%)
Net acquisition expense	16.8%	23.1%	25.1%	21.1%	14.5%	23.3%	55.9%	20.4%
Other underwriting expense	15.7%	8.0%	2.3%	10.0%	15.0%	9.8%	7.5%	12.1%
Combined	30.7%	82.6%	80.6%	62.6%	99.4%	(46.4%)	115.7%	27.1%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Operating Segment Reporting – Twelve Month Summary
($ in thousands)

	Twelve Months Ended December 31, 2013				Twelve Months Ended December 31, 2012
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$229,507	$295,668	$41,946	$567,121	$256,182	$287,112	$21,706	$565,000
Net premiums earned	222,010	297,888	33,515	553,413	253,604	294,122	18,770	566,496
Net losses and loss adjustment expenses	34,421	115,888	17,137	167,446	132,580	43,763	7,317	183,660
Net acquisition expenses	38,342	71,648	13,777	123,767	34,342	68,987	12,108	115,437
Other underwriting expenses	30,898	23,149	1,439	55,486	31,140	22,937	1,105	55,182
Segment underwriting income (loss)*	$118,349	$87,203	$1,162	206,714	$55,542	$158,435	$(1,760)	212,217

Net investment income				72,046				99,947
Net realized gains on investments				23,920				88,754
Net impairment losses on investments				(2,033)				(3,031)
Other income (expense)				3,477				(239)
Corporate expenses not allocated to segments				(27,228)				(25,271)
Net foreign currency exchange (losses) gains				234				(1,055)
Interest expense				(19,125)				(19,098)
Income before income taxes				$258,005				$352,224

Underwriting ratios:*
Net loss and loss adjustment expense	15.5%	38.9%	51.1%	30.3%	52.3%	14.9%	39.0%	32.4%
Net acquisition expense	17.3%	24.1%	41.1%	22.4%	13.5%	23.5%	64.5%	20.4%
Other underwriting expense	13.9%	7.8%	4.3%	10.0%	12.3%	7.8%	5.9%	9.7%
Combined	46.7%	70.8%	96.5%	62.7%	78.1%	46.2%	109.4%	62.5%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	15.5%	38.9%	51.1%	30.3%	52.3%	14.9%	39.0%	32.4%
Net acquisition expense	17.5%	24.1%	36.5%	22.3%	13.2%	23.8%	58.2%	20.3%
Other underwriting expense	13.5%	7.8%	3.4%	9.8%	12.2%	8.0%	5.1%	9.8%
Combined	46.5%	70.8%	91.0%	62.4%	77.7%	46.7%	102.3%	62.5%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment – by Quarter
($ in thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Net premiums written	$53,561	$59,169	$57,350	$59,427	$61,458
Net premiums earned	56,199	55,127	58,832	51,852	67,538
Net losses and loss adjustment expenses	(1,005)	28,339	21,292	(14,205)	47,200
Net acquisition expenses	10,718	9,699	9,698	8,227	9,308
Other underwriting expenses	8,405	7,747	7,414	7,332	9,190
Segment underwriting income*	$38,081	$9,342	$20,428	$50,498	$1,840

Underwriting ratios:*
Net loss and loss adjustment expense	(1.8%)	51.4%	36.2%	(27.4%)	69.9%
Net acquisition expense	19.1%	17.6%	16.5%	15.9%	13.8%
Other underwriting expense	15.0%	14.1%	12.6%	14.1%	13.6%
Combined	32.3%	83.1%	65.3%	2.6%	97.3%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	(1.8%)	51.4%	36.2%	(27.4%)	69.9%
Net acquisition expense	16.8%	20.6%	17.3%	15.4%	14.5%
Other underwriting expense	15.7%	13.1%	12.9%	12.3%	15.0%
Combined	30.7%	85.1%	66.4%	0.3%	99.4%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment – by Quarter
($ in thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Net premiums written	$75,121	$69,992	$79,711	$70,844	$67,676
Net premiums earned	78,921	72,543	75,629	70,795	72,284
Net losses and loss adjustment expenses	40,645	10,242	35,358	29,643	(57,482)
Net acquisition expenses	18,264	19,067	18,068	16,249	16,415
Other underwriting expenses	6,029	5,727	5,670	5,723	6,614
Segment underwriting income*	$13,983	$37,507	$16,533	$19,180	$106,737

Underwriting ratios:*
Net loss and loss adjustment expense	51.5%	14.1%	46.8%	41.9%	(79.5%)
Net acquisition expense	23.1%	26.3%	23.9%	23.0%	22.7%
Other underwriting expense	7.6%	7.9%	7.5%	8.1%	9.2%
Combined	82.2%	48.3%	78.2%	73.0%	(47.6%)

Statutory underwriting ratios:*
Net loss and loss adjustment expense	51.5%	14.1%	46.8%	41.9%	(79.5%)
Net acquisition expense	23.1%	26.5%	23.9%	22.7%	23.3%
Other underwriting expense	8.0%	8.2%	7.1%	8.1%	9.8%
Combined	82.6%	48.8%	77.8%	72.7%	(46.4%)

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment – by Quarter
($ in thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Net premiums written	$19,406	$8,737	$9,309	$4,494	$4,767
Net premiums earned	13,147	7,690	8,472	4,206	4,799
Net losses and loss adjustment expenses	6,999	5,561	6,017	(1,440)	2,512
Net acquisition expenses	3,578	1,909	2,547	5,743	2,689
Other underwriting expenses	437	342	327	333	358
Segment underwriting income (loss)*	$2,133	$(122)	$(419)	$(430)	$(760)

Underwriting ratios:*
Net loss and loss adjustment expense	53.2%	72.3%	71.0%	(34.2%)	52.3%
Net acquisition expense	27.2%	24.8%	30.1%	136.5%	56.0%
Other underwriting expense	3.3%	4.4%	3.9%	7.9%	7.5%
Combined	83.7%	101.5%	105.0%	110.2%	115.8%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	53.2%	72.3%	71.0%	(34.2%)	52.3%
Net acquisition expense	25.1%	23.4%	28.7%	127.7%	55.9%
Other underwriting expense	2.3%	3.9%	3.5%	7.4%	7.5%
Combined	80.6%	99.6%	103.2%	100.9%	115.7%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written – Supplemental Information
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Property and Marine
Excess-of-Loss	$40,271	$49,635	$173,849	$209,919
Proportional	13,290	11,823	55,658	46,263
Subtotal Property and Marine	53,561	61,458	229,507	256,182
Casualty
Excess-of-Loss	52,211	51,452	223,170	231,379
Proportional	22,910	16,224	72,498	55,733
Subtotal Casualty	75,121	67,676	295,668	287,112
Finite Risk
Excess-of-Loss	-	-	-	-
Proportional	19,406	4,767	41,946	21,706
Subtotal Finite Risk	19,406	4,767	41,946	21,706
Combined Segments
Excess-of-Loss	92,482	101,087	397,019	441,298
Proportional	55,606	32,814	170,102	123,702
Total	$148,088	$133,901	$567,121	$565,000

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Property and Marine
United States	$35,023	$42,553	$137,890	$161,838
International	18,538	18,905	91,617	94,344
Subtotal Property and Marine	53,561	61,458	229,507	256,182
Casualty
United States	68,466	60,352	264,274	258,218
International	6,655	7,324	31,394	28,894
Subtotal Casualty	75,121	67,676	295,668	287,112
Finite Risk
United States	19,406	4,767	41,946	21,706
International	-	-	-	-
Subtotal Finite Risk	19,406	4,767	41,946	21,706
Combined Segments
United States	122,895	107,672	444,110	441,762
International	25,193	26,229	123,011	123,238
Total	$148,088	$133,901	$567,121	$565,000

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Three Month Summary
($ in thousands)

	Three Months Ended December 31, 2013			Three Months Ended December 31, 2012
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$5,667	$5,667	$9,325	$2,027	$2,027	$2,064
North American Property Catastrophe	18,141	18,141	15,301	24,962	24,962	25,416
North American Property Risk	8,847	8,847	8,718	10,413	10,414	10,137
Other Property, including Crop	3,036	3,036	2,492	5,831	5,831	5,903
Marine / Aviation Proportional	3,688	3,688	2,925	2,785	2,785	2,471
Marine / Aviation Excess	1,052	1,052	1,056	2,081	2,081	2,046
International Property Proportional	3,520	3,520	3,076	3,694	3,694	4,507
International Property Catastrophe	8,181	7,580	11,207	11,845	7,594	13,253
International Property Risk	2,030	2,030	2,099	2,070	2,070	1,741
Subtotal	54,162	53,561	56,199	65,708	61,458	67,538

Casualty
1st Dollar GL	1,475	1,475	1,961	2,458	2,458	2,532
1st Dollar Other	3,478	3,478	3,839	4,320	4,320	4,184
Casualty Excess	33,539	33,539	39,803	41,555	41,555	44,073
Accident & Health	28,214	27,158	23,097	8,355	8,304	10,534
Clash	1,887	1,887	1,747	2,326	2,326	2,357
International Casualty	3,830	3,830	4,625	4,482	4,482	4,911
International Motor	418	418	538	550	550	664
Financial Lines	3,336	3,336	3,311	3,681	3,681	3,029
Subtotal	76,177	75,121	78,921	67,727	67,676	72,284

Finite Risk
Finite Casualty	19,406	19,406	13,147	4,767	4,767	4,799
Subtotal	19,406	19,406	13,147	4,767	4,767	4,799

Total	$149,745	$148,088	$148,267	$138,202	$133,901	$144,621

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Twelve Month Summary
($ in thousands)

	Twelve Months Ended December 31, 2013			Twelve Months Ended December 31, 2012
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$26,616	$26,616	$24,551	$5,283	$5,283	$5,405
North American Property Catastrophe	76,448	68,293	68,702	92,641	92,905	89,959
North American Property Risk	32,770	32,720	32,483	35,636	35,378	36,783
Other Property, including Crop	14,529	13,218	13,171	31,238	31,238	31,238
Marine / Aviation Proportional	10,304	10,304	8,214	7,531	7,531	6,776
Marine / Aviation Excess	2,517	2,517	2,522	6,136	6,136	6,925
International Property Proportional	16,100	16,100	15,175	15,682	15,682	16,741
International Property Catastrophe	52,818	51,392	48,749	58,561	53,919	51,580
International Property Risk	8,347	8,347	8,443	8,110	8,110	8,197
Subtotal	240,449	229,507	222,010	260,818	256,182	253,604

Casualty
1st Dollar GL	6,922	6,922	7,486	9,015	9,015	11,647
1st Dollar Other	15,021	15,021	15,236	13,030	13,030	13,637
Casualty Excess	162,178	162,178	171,444	181,101	181,101	183,337
Accident & Health	69,101	67,403	62,874	40,082	39,994	39,789
Clash	7,770	7,770	7,604	9,314	9,314	9,443
International Casualty	19,172	19,172	15,760	16,855	16,855	17,929
International Motor	2,093	2,093	2,095	2,027	2,027	2,029
Financial Lines	15,109	15,109	15,389	15,776	15,776	16,311
Subtotal	297,366	295,668	297,888	287,200	287,112	294,122

Finite Risk
Finite Casualty	41,946	41,946	33,515	21,706	21,706	18,770
Subtotal	41,946	41,946	33,515	21,706	21,706	18,770

Total	$579,761	$567,121	$553,413	$569,724	$565,000	$566,496

Platinum Underwriters Holdings, Ltd.
Investments
($ in thousands)

	December 31, 2013			December 31, 2012
	Fair Value	Book Yield	Market Yield	Fair Value	Book Yield	Market Yield

Fixed maturity available-for-sale securities:
U.S. Government	$4,765	2.8%	0.3%	$4,944	2.7%	0.4%
U.S. Government agencies	51,122	2.7%	3.0%	-	-	-
Municipal bonds	1,269,247	3.8%	2.7%	1,209,934	4.4%	2.3%
Non-U.S. governments	40,514	1.2%	0.6%	50,977	1.6%	0.8%
Corporate bonds	227,235	4.3%	3.7%	300,908	4.4%	2.7%
Commercial mortgage-backed securities	77,491	5.7%	2.3%	135,526	5.3%	2.5%
Residential mortgage-backed securities	169,965	1.5%	1.3%	221,622	1.6%	1.2%
Asset-backed securities	17,531	4.9%	2.4%	17,774	1.7%	1.6%
Total fixed maturity available-for-sale securities	$1,857,870	3.6%	2.6%	$1,941,685	4.0%	2.2%

Fixed maturity trading securities:
Non-U.S. governments	$103,395	3.5%	0.6%	$112,813	3.6%	0.4%
Total fixed maturity trading securities	$103,395	3.5%	0.6%	$112,813	3.6%	0.4%

Short-term investments	$66,679	2.4%	2.4%	$172,801	1.8%	2.0%

	December 31, 2013			December 31, 2012
Credit quality of investments*	Fair Value	% of Total		Fair Value	% of Total
Aaa	$628,265	31.0%		$776,738	34.9%
Aa	806,282	39.8%		831,190	37.3%
A	359,803	17.7%		340,612	15.3%
Baa	200,437	9.9%		231,950	10.4%
Below investment grade	33,157	1.6%		46,809	2.1%
Total	$2,027,944	100.0%		$2,227,299	100.0%

Portfolio information**
Investable Assets	$3.5 billion			$4.0 billion
Credit Quality	Aa2			Aa1
Book Yield	2.1%			2.1%
Duration	2.6 yrs			2.6 yrs

*
 Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities.  As of December 31, 2013, there were approximately $10.7 million and $4.4 million of municipal bonds for which ratings of “Aa” and “A”, respectively, included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” and “Baa”, respectively, without the existence of such guarantees.

**	Our portfolio includes investments, cash and cash equivalents, accrued investment income and net balances due to and from brokers.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Fixed Maturity Available-for-Sale Securities Detail
($ in thousands)

	December 31, 2013
	Fair Value	Net Unrealized Gain (Loss)	Credit Quality	Duration	Weighted Average Life
Fixed maturity available-for-sale securities:
U.S. Government	$4,765	$204	Aaa	1.8
U.S. Government agencies	51,122	(725)	Aaa	6.2
Municipal bonds:
State general obligation bonds	890,675	33,405	Aa2	5.7
Essential service bonds*	184,261	6,197	Aa3	4.1
Other municipal bonds	70,136	1,548	Aa2	4.6
State income tax and sales tax bonds	68,827	4,289	Aa1	6.6
Pre-refunded bonds	55,348	2,939	Aa2	1.7
Subtotal	1,269,247	48,378	Aa2	5.3
Non-U.S. governments	40,514	541	Aa1	1.2
Corporate bonds:
Industrial	152,145	1,515	Baa2	5.2
Utilities	53,712	194	Baa1	6.2
Insurance	21,378	1,431	Baa2	6.3
Subtotal	227,235	3,140	Baa2	5.6
Commercial mortgage-backed securities	77,491	4,850	A1	2.1	2.3
Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	153,493	958	Aaa	1.5	6.1
Non-agency residential mortgage-backed securities	16,472	(692)	Caa2	0.5	6.7
Subtotal	169,965	266	Aa2	1.4	6.1
Asset-backed securities:
Asset-backed securities	13,576	(24)	Aaa	0.1	5.5
Sub-prime asset-backed securities	3,955	1,352	C	-	9.0
Subtotal	17,531	1,328	A2	0.1	6.3
Total	$1,857,870	$57,982	Aa3	4.7

*	Essential service bonds include bonds issued for education, transportation and utilities.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	December 31, 2013
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 20 Holdings
American Electric Power Company, Inc.	$12,500	$12,559	$72	Baa1
Mattel, Inc.	10,000	10,472	366	Baa1
Anglo American plc	8,000	9,402	412	Baa2
FirstEnergy Corp.	7,000	7,338	339	Baa2
Loews Corporation	6,000	7,164	1,154	Baa2
Snap-On Incorporated	7,000	7,052	50	Baa1
Teck Resources Limited	6,750	6,731	11	Baa2
ArcelorMittal	5,000	6,332	308	Ba1
Southern Company	6,625	6,324	(291)	A3
Hess Corporation	5,000	6,211	471	Baa2
Entergy Corporation	6,000	6,183	182	Baa2
Newmont Mining Corporation	7,000	5,924	(1,031)	Baa1
Northeast Utilities	5,700	5,735	(148)	Baa2
Grupo Mexico, S.A.B de C.V.	5,000	5,345	326	Baa2
Southwestern Energy Company	5,300	5,272	(41)	Baa3
Berkshire Hathaway Inc.	5,375	5,241	(129)	A2
Joy Global Inc.	5,000	5,201	172	Baa2
Noble Energy, Inc.	5,000	5,127	110	Baa2
Lowe’s Companies, Inc.	5,000	5,117	99	A3
Encana Corporation	$5,000	$4,981	$(27)	Baa2

Platinum Underwriters Holdings, Ltd.
Municipal Bonds Detail
($ in thousands)

	December 31, 2013
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Exposures by Jurisdiction
Pennsylvania	$131,911	$143,074	$5,575	Aa2
Illinois	132,500	136,051	1,715	A3
Connecticut	99,620	103,279	2,380	Aa3
California	90,235	101,486	8,318	A1
Massachusetts	72,425	75,854	2,407	Aa2
Texas	72,075	74,604	785	Aaa
Maryland	46,180	52,923	1,250	Aaa
New Jersey	48,675	50,689	(203)	A2
New York	44,500	47,986	3,322	Aa1
Mississippi	$42,905	$44,573	$1,038	Aa2

	December 31, 2013
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Holdings by Issuer
State of Illinois	$112,000	$115,361	$1,642	A3
State of Pennsylvania	96,700	106,253	4,604	Aa2
State of Connecticut	99,620	103,279	2,380	Aa3
State of California	88,235	99,353	8,206	A1
State of Massachusetts	59,010	61,765	1,733	Aa1
State of Texas	50,145	51,681	(271)	Aaa
State of Maryland	38,180	44,645	1,009	Aaa
State of Mississippi	42,905	44,573	1,038	Aa2
State of Hawaii	35,000	39,082	3,970	Aa2
State of Arkansas	$30,000	$33,946	$809	Aa1

	December 31, 2013
	Fair Value	% of Total
Credit quality of municipal bond portfolio*
Aaa	$244,453	19.3%
Aa	702,582	55.3%
A	321,188	25.3%
Baa	1,024	0.1%
Total	$1,269,247	100.0%

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities.  As of December 31, 2013, there were approximately $10.7 million and $4.4 million of municipal bonds for which ratings of “Aa” and “A”, respectively, included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” and “Baa”, respectively, without the existence of such guarantees.

 (Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Net realized gains (losses) on investments by entity:
Subsidiary domiciled in Bermuda	$(778)	$14,364	$13,420	$72,606
Subsidiaries domiciled in the United States	-	4,091	10,500	16,148
Total	$(778)	$18,455	$23,920	$88,754

Net realized gains (losses) on investments by type:
Sale of securities	$-	$19,178	$27,243	$90,097
Fair value adjustments on trading securities	(778)	(723)	(3,323)	(1,343)
Total	$(778)	$18,455	$23,920	$88,754

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$31	$42	$1,940	$2,168
Subsidiaries domiciled in the United States	-	107	93	863
Total	$31	$149	$2,033	$3,031

Net impairment losses on investments by type of security:
Commercial mortgage-backed securities	$-	$-	$-	$30
Non-agency residential mortgage-backed securities	-	57	1,439	2,896
Sub-prime asset-backed securities	31	92	594	105
Total	$31	$149	$2,033	$3,031

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Twelve Months Ended December 31, 2013				Twelve Months Ended December 31, 2012
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %
Paid losses and loss adjustment expenses	$444,890	$(476)	$445,366	266.0%	$620,304	$73	$620,231	337.7%
Change in unpaid losses and loss adjustment expenses	(280,325)	(2,405)	(277,920)		(436,928)	(357)	(436,571)
Losses and loss adjustment expenses	$164,565	$(2,881)	$167,446		$183,376	$(284)	$183,660

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	As of December 31, 2013 (1)				As of December 31, 2012 (2)
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and loss adjustment expenses	$683,430	$1,001	$682,429	40.9%	$799,593	$3,594	$795,999	40.7%
Incurred but not reported	987,935	193	987,742	59.1%	1,161,689	3	1,161,686	59.3%
Unpaid losses and loss adjustment expenses	$1,671,365	$1,194	$1,670,171	100.0%	$1,961,282	$3,597	$1,957,685	100.0%

(1)	Net unpaid losses and loss adjustment expenses include the effects of foreign currency exchange rate gains of $9,594 for the twelve months ended December 31, 2013.
(2)	Net unpaid losses and loss adjustment expenses include the effects of foreign currency exchange rate losses of $8,597 for the twelve months ended December 31, 2012.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions
($ in thousands)

	Three Months Ended December 31, 2013				Three Months Ended December 31, 2012
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$8,444	$17,500	$2,811	$28,755	$7,263	$114,329	$1,310	$122,902
Net premium adjustments related to prior years' losses	(183)	(263)	-	(446)	131	475	-	606
Net commission adjustments related to prior years' losses	(80)	985	(941)	(36)	172	693	(1,693)	(828)
Net favorable (unfavorable) development	8,181	18,222	1,870	28,273	7,566	115,497	(383)	122,680

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	5,324	-	100	5,424	(901)	2	-	(899)
Net premium adjustments related to prior years' losses	(388)	-	-	(388)	(89)	-	-	(89)
Net commission adjustments related to prior years' losses	(3)	-	-	(3)	1	-	-	1
Net favorable (unfavorable) development	4,933	-	100	5,033	(989)	2	-	(987)

Total net favorable (unfavorable) development	$13,114	$18,222	$1,970	$33,306	$6,577	$115,499	$(383)	$121,693

	Twelve Months Ended December 31, 2013				Twelve Months Ended December 31, 2012
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$30,163	$103,136	$9,659	$142,958	$32,993	$182,025	$7,865	$222,883
Net premium adjustments related to prior years' losses	593	(59)	-	534	4,211	2,451	-	6,662
Net commission adjustments related to prior years' losses	83	836	(7,093)	(6,174)	350	(322)	(8,106)	(8,078)
Net favorable (unfavorable) development	30,839	103,913	2,566	137,318	37,554	184,154	(241)	221,467

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	41,106	29	(800)	40,335	12,671	(11)	-	12,660
Net premium adjustments related to prior years' losses	(4,426)	-	-	(4,426)	(60)	-	-	(60)
Net commission adjustments related to prior years' losses	(43)	-	-	(43)	(36)	-	-	(36)
Net favorable (unfavorable) development	36,637	29	(800)	35,866	12,575	(11)	-	12,564

Total net favorable (unfavorable) development	$67,476	$103,942	$1,766	$173,184	$50,129	$184,143	$(241)	$234,031

Platinum Underwriters Holdings, Ltd.
Estimated Exposure to Peak Zone Property Catastrophe Losses
As of January 1, 2014
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period		100 Year Return Period		250 Year Return Period
Zones	Peril	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss
United States/Caribbean	Hurricane	$97	$94	$190	$177	$236	$220
United States	Earthquake	26	26	108	108	150	150
Pan-European	Windstorm	55	30	134	104	163	133
Japanese	Earthquake	13	13	128	128	171	171
Japanese	Typhoon	3	3	58	58	69	69
Canadian	Earthquake	$-	$-	$34	$34	$57	$57

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are net of reinstatement premiums but before income tax.  Net loss estimates are net of reinstatement premiums and net of retrocessional recoveries but before income tax.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.